UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22118

Dreman Contrarian Funds

(Exact name of registrant as specified in charter)

Harborside Financial Center Plaza 10
Suite 800
Jersey City, NJ	07311
(Address of principal executive offices)	(Zip code)

William Murphy

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Dreman Contrarian Funds

Dreman Contrarian Large Cap Value Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund

Dreman Market Over-Reaction Fund

Dreman Contrarian International Value Fund

Annual Report

October 31, 2009

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

Management’s Discussions and Analysis

Dreman Contrarian Large Cap Value Fund

The Dreman Contrarian Large Cap Value Fund (the Fund) returned 13.96% for the fiscal year ended October 31, 2009, as compared to the S&P 500 Index and the Russell 1000® Value Index of 9.80% and 4.78%, respectively. The past twelve months were marked by a continuing global financial crisis during the initial four months of the period followed by a substantial rebound from the early March 2009 low as the worst of the credit crisis began to subside.

Turning to the Fund, the outperformance for the past twelve months ended October 31, 2009 was primarily the result of strong stock selection in the Financial Services, Energy and Materials sectors. After the major financial/credit panic of 2008, the Fund’s Financial Services stock strongly rebounded during the period as illustrated by American Express and JPMorgan Chase, which were up 122.6% and 33.90%, respectively. The Fund’s Energy sector holdings performed well during the fiscal year as the gradual healing of many global economies, especially China, positively affected most commodities, including oil. Most notable performers in the Energy sector were Anadarko Petroleum (+74.1%), Occidental Petroleum (+39.6%, and Apache Corp. (+15.2%). Our oil/gas/commodity holdings were based on fundamentally strong companies that traded at attractive valuation levels. We believe these securities offered above average total return potential. BHP Billiton (+74.69%), the lone holding in the Materials sector was a strong performer.

The weakest area for the fiscal year on a relative basis revolved around the Consumer Discretionary sector. Although strong on an absolute return basis as indicated by Carnival Corp. (+17.4%) and Staples (+13.1%), the areas that the Fund did not own such as the multi-line retail stocks were a slight detraction on relative performance. As we are concerned about the spending power of the US consumer over the next few years, we have continued to concentrate in what we believe are higher quality consumer oriented names. The Consumer Discretionary securities traded below historical valuation levels and we believe those holdings represented the strongest companies in their industry. We believe these were attractive investments with upside potential.

We are pleased with the positioning of the Fund. First, combining the robust Energy weighting (31%) and strong Industrial sector weighting (13.98%) plays into our secular commodity trend theme. Second, we believe the Fund’s Financial sector weighting (26.2%) represents excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, in our opinion, represents good value and is also fairly defensive.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2009. The S&P 500 Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Large Cap Value Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian Mid Cap Value Fund

The Dreman Contrarian Mid Cap Value Fund (the Fund) gained 25.87% for the one year period ended October 31, 2009, versus a gain of 18.15% for the S&P Mid Cap 400 Index. Both stock selection and sector allocation contributed to the alpha of the Fund.

From an absolute performance standpoint, the Utilities sector was the Fund’s worst performing sector with a -10% return for the year. This was the only sector to post a negative return. The biggest hit in this sector came from Integrys Energy Group after they significantly guided earnings estimates down and announced the sale of their Energy services unit. After we reviewed the announcement, we decided to keep the stock in the Fund and to date it has recovered a good portion of the loss caused by this announcement. We continue to hold the stock in the Fund as it trades at 1.0x book value and offers a 7.1% dividend yield. We are currently underweighted in the Utilities sector.

Our overweighting coupled with stock selection fueled our performance in the Energy sector. Several of the Fund’s Exploration and Development (E&P) companies performed well, posting gains in excess of 25%. Newfield Exploration was up over 78%, Cameco was up 69.4%, Noble Energy was up over 27%, and Nexen was up over 35%, as oil prices rose from the 2008 trough. We believe Newfield Exploration, Cameco, Noble Energy, and Nexen were attractive investments that offered long term upside potential. With our belief that commodities were poised to increase in price over time, we chose fundamentally and financially sound companies for our investments. We remain overweighted in this sector given what we believe to be attractively valued opportunities.

The Financial sector proved to be our strongest relative performer as both our under-weight and our stock selection helped performance. The largest contributor to performance was simply avoiding the disasters in the Commercial Bank industry. This industry posted an average decline of over 36% for the year. In the Capital Markets industry, we bought Ameriprise Financial, a spin off from American Express. This stock posted nearly a 66% gain. We bought the stock in the heat of the panic in the beginning of 2009 at valuation levels not seen since previous market panics. This strategy proved successful as the company continued to perform well. We remain underweighted in the Financial sector.

Other sectors that helped performance include Health Care, Industrials, Materials, and Technology. The Fund is overweighted in the Consumer Staples, Energy, Health Care, Industrials, and Information Technology sectors. Conversely, we remain underweighted in the Financial, Utilities, and Materials sectors.

As we wind down the fourth quarter of 2009, with the Fund’s attractive absolute and relative valuations, we strongly believe that the Dreman Contrarian Mid Cap Value Fund is a prudent choice for your U.S. value equity allocation.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P Mid-Cap 400 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2009. The S&P Mid-Cap 400 Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Mid Cap Value Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian Small Cap Value Fund

The Dreman Contrarian Small Cap Value Fund – Retail Class (the Fund) returned 16.51% versus the Russell 2000® Value Index return of 1.96% for the one year period ended October 31, 2009. Stock selection was the main driver of alpha for the Fund with sector allocation also contributing.

On a relative basis, our top performing sector was Financials where our underweighting coupled with stock selection helped performance. Our significant underweighting in Commercial Banks and Real Estate Management & Development industries allowed us to avoid some of the biggest disasters of the year as both of these industries posted significant losses. While avoiding these losses was helpful, the Fund also had several big winners over the past year. Waddell & Reed Financial and Legg Mason, both asset managers, were up over 100%. We added Legg Mason to the Fund in the first calendar quarter of 2009 as investors fled the stock due to concerns over off balance sheet items. As the company resolved these issues over the coming months, the stock rocketed up over 100% and we were forced to sell the stock due to market capitalization constraints. In the REIT space, Hospitality Properties Trust, a hotel REIT, was also up over 100%, while Anworth Mortgage, a mortgage REIT, was up 44%. We remain underweighted in the Financial sector.

The slight overweighting and stock selection in the Industrial sector powered performance for the Fund during the year. Again, a combination of avoiding disasters in certain industries (Airlines, down 30% and Air Freight, down 24%) coupled with strong performance from our stocks, was the key to success in this sector. Several of our names posted large gains throughout the year including: EMCOR, an engineering and construction company, up 32%; General Cable, a copper and aluminum wire manufacturer, up 82%; and Joy Global, a leading manufacturer of coal mining equipment, up 79%. Kelly Services Inc., a staffing company, struggled throughout the year as unemployment continues to plague our economy with little opportunity to place individuals as companies continue to hold off on hiring. The stock continued to languish and was down 23% for the year. We continue to hold the company in the Fund as it currently trades at just 0.6x book value. We are currently slightly underweighted in this sector.

The Fund’s slight underweighting in the Information Technology sector hurt performance for the year; however, our stock selection was a positive. For the year, the Technology sector was the second best performing sector of the Russell 2000® Value Index, behind Materials. Although the Fund’s stocks did very well, our underweighting in this space was difficult to overcome. There were plenty of strong performers in this space with Plantronics up 69%; CommScope up 83%, Jabil Circuit up 65%, and Sybase up 48%. The Semiconductor industry proved difficult for the Fund with both Microsemi and MKS Instruments down 38% and 15%, respectively, for the year. We are currently overweighted in this sector.

Stock selection fueled alpha for the Fund in the Materials sector. Several big performing stocks were of particular note during the year. IAMGOLD, was up over 300% as gold continued to reach new highs. Our only complaint was that the stock had reached a market cap where we were forced to sell it out of the Fund. Other precious metal holdings also performed well with Pan American Silver up 80% and Gammon Gold (replacement for IAMGOLD) up slightly since our purchase. In the Chemical industry, stock selection continued to help the Fund with RPM up 31% and Scotts Miracle-Gro, up 57%. We are currently equal weighted in this industry.

All of the small capitalization securities listed are holdings that have market caps of under $3 billion. Typically, the largest security we would purchase is approximately $2 billion and when the market cap appreciates over time we tend to sell once any company market cap gets closer to $3.5 billion. All securities held in the Small Cap Value Fund were stocks we believed offered superior upside potential and securities we felt offered the fund the best long-term appreciation potential to occur.

As we wind down the fourth quarter of 2009, with the Fund’s attractive absolute and relative valuations, we strongly believe that the Dreman Contrarian Small Cap Value Fund is a prudent choice for your U.S. value equity allocation.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Retail Class shares are charged a redemption fee of 1.00% on shares held less than one year.

** The Russell 2000 Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The charts above assume an initial investment of $10,000 made on December 31, 2003 (commencement of Retail Class operations) and held through October 31, 2009. The Russell 2000 Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

The charts above assume an initial investment of $100,000 made on August 22, 2007 (commencement of Institutional Class operations) and held through October 31, 2009. The Russell 2000 Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Market Over-Reaction Fund

The Dreman Market Over-Reaction Fund (the Fund) returned 41.67% for the fiscal year ended October 31, 2009, as compared to the Russell 1000® Value Index return of 4.78%.  While the past twelve months have been an incredibly volatile market period, the rally which commenced off the March 2009 low provided the Fund with a launch pad for strong absolute and relative returns.

For the fiscal year, stock selection was the driving force behind the Fund’s outperformance.  Security selection was strongest in the Financial, Consumer Staples, Energy and Industrial sectors.  Only one sector, Technology, provided a headwind on a stock selection basis, and was only a minor detractor at that.  Within the Financial sector, the average holding returned more than 55% for the fiscal year as holdings rebounded sharply from their lows.  The depressed valuations of these securities allowed our quantitative models to pick up on fundamentally strong companies trading at bargain prices.  The Fund took advantage of these opportunities.

The Energy sector, the Fund’s largest overweighted sector as compared to the benchmark for the year also provided for positive returns.  As oil prices continued to retreat through early 2009, and prices hitting the low $30 range, investors bailed out of energy securities.  This set the stage for upside potential due to the overly depressed security valuations.  After oil prices bottomed in February 2009, prices sharply rebounded over the next few months, with prices closing out the fiscal year at almost $80 per barrel.  This provided a boost to energy security prices and aided in the Fund’s strong return for the year.

In addition to the above discussed sectors, on a total portfolio return basis, the Materials sector also enhanced performance.  This was due to both the sector overweight, coupled with strong security selection.  Over the year, the Materials sector was more than double the weight of the Russell 1000® Value Index weighting, with many of those securities returning over 50%.  With the current monetary/fiscal policy, we believe pending inflation will result, driving hard asset prices upwards, allowing for further security price appreciation.

The Technology sector was the Fund’s largest performance detractor for the year on an attribution basis.  While a detractor, it is important to note this sector represented less than 3% of Fund holdings and the average security was up more than 15%.  However, with the Fund up over 41% for the year, anything below that level did mute overall returns.

All securities purchased within this Fund are low p/e securities offering what we believe to be above average total return potential. Typically, the securities we purchased within the Fund had higher than benchmark dividend yields.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 1000 Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2009. The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Market Over-Reaction Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian International Value Fund

The Dreman Contrarian International Value Fund (the Fund) returned 57.06% for the fiscal year ended October 31, 2009, as compared to the MSCI All Country World Index ex U.S.A. return of 34.79% for the same period. The past twelve months were marked by a continuing global financial crisis during the initial four months of the period followed by a substantial rebound from the early March 2009 low as the worst of the credit crisis began to subside.

Turning to the Fund, the outperformance for the twelve month period ending October 31, 2009 was primarily the result of strong stock selection in the Materials, Financial Services, and Utility sectors. In the Materials sector, stocks such as IAMGOLD (+302.8%), Yamana Gold (+131.5%) and BHP Billiton (+74.7%) were the top performers during the period as gold became much more of a mainstream asset as investors began to realize that the central banks around the world were keen to re-liquefy the global financial system as well as the continued pressure on the US dollar. The Financial Services sector rebound was very robust and stock selection again proved strong as evidenced by the returns of the following Fund holdings: KB Financial Group, Inc. (+93.6%), Deutsche Bank (+90.6%), Banco Sanstander S.A. (+64.1%), and Banco Bilbao Vizcaya (+60.6%). In the Utilities sector, Compania de Saneamneto was the standout as it was up 72.7% for the twelve month period.

An overweighting in the Healthcare sector was the only material negative attribute for the twelve month period. We continue to like the global pharmaceutical companies as we believe the current valuation discount is not justified.

The bank holdings and utility company listed are internationally based companies that were trading at attractive valuations. We believe these securities offered the Fund attractively valued securities with low price to earnings ratios. Companies purchased in this Fund are securities we believed had above average capital appreciation potential.

We are pleased with the positioning of the Fund. First, combining the robust Energy (18.7%), Materials (10.9%), and Industrial weightings (8.1%) plays into our secular commodity trend theme. Second, the Fund’s Financial sector weighting (24.4%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples, Utilities and Telecommunications sectors also represent high quality and we believe are handsomely undervalued.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The MSCI All Country World Index ex U.S.A. is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on October 15, 2008 (commencement of Fund operations) and held through October 31, 2009. The MSCI All Country World Index ex U.S.A. is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian International Value Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Management’s Outlook

We had anticipated the recovery rally that commenced March 6th and had restocked the Portfolio with some of the best buying opportunities in decades following the buyer’s strike that accompanied the “bear” market. And we are not just talking about on a relative basis, we are talking about stocks that were so remarkably cheap on an absolute basis that it was similar to the 73-74 or 80-81 bargains that all value investors dream of.

Asset prices have recovered a great deal from the bottom, but if we are right there still is significant upside over time. Whether the market has a nasty correction or will tread water is anyone’s guess. There is likely to be slower growth in the US and other advanced economies, with a whiff of temporary stagflation in the air possibly coupled with higher growth in the emerging countries. Our focus continues to be on the microeconomics of our companies and positioning the Funds for what we think is inevitably higher interest rates.

We believe inflation will become more of a threat as world powers attempt to jump start their economies. The level of disagreement about the inflation forecast has risen recently, and the nature of this disagreement varies over the forecast horizon. Concerns about disinflation are increasing the forecast dispersion over the next year or so, while over the long run the rise in disagreement reflects fears that inflation will take off. One thing we know with certainty is that if the major world economies do not recover soon, even more stimulus packages and more money will be printed, especially in the US. We know that the current US administration and economic policy makers are desperate to manufacture a recovery regardless of the money printing and the ever increasing deficits. We believe that the US government is determined to make cash unattractive through zero interest rates and later through negative real interest rates which will be good for commodities and certain equities.

Dreman Value Management, L.L.C. remains committed to its value philosophy and process that has proven successful over the years.

We thank you for your support.

David N. Dreman	E. Clifton Hoover, CFA
Chairman & Chief Investment Officer	co-Chief Investment Officer

Mark J. Roach

Managing Director& Portfolio Manager

Past performance is historical and is no guarantee of future results. The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were or will prove to be profitable. Current and future holdings are subject to risk. For more information please contact rfi@dreman.com.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets.

2Companies consisting of market capitalizations similar to those included in the S&P 500 Index.

Under normal circumstances, the Dreman Contrarian Large Cap Value Fund (“Large Cap Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2009, the market capitalization of companies included in the S&P 500 Index ranged from $844 million to $344.43 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations ranging from $550 million to $20 billion.

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations included in the Russell 2000 Value Index. Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000 Value Index. At October 31, 2009, the market capitalizations of companies included in the Russell 2000 Value Index ranged up to $3.59 billion.

1As a percent of net assets

2Companies consisting of market capitalizations similar to those listed in the S&P 500 Index.

Under normal circumstances, the Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2009, the market capitalization of companies included in the S&P 500 Index ranged from $844 million to $344.43 billion.

1 As a percent of net assets.

Under normal circumstances, the Dreman Contrarian International Value Fund (the “International Fund”) will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside the U.S.

Availability of Portfolio Schedules - (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS' EXPENSES- (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Contrarian Large Cap Value Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,261.87	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	$3.70

* Expenses are equal to the Large Cap Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Mid Cap Value Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,219.95	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.41

* Expenses are equal to the Mid Cap Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund Retail Class	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,228.53	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.72	$6.55

* Expenses are equal to the Small Cap Fund – Retail Class annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund Institutional Class	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,231.69	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.25

* Expenses are equal to the Small Cap Fund – Institutional Class annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Market Over-Reaction Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,331.09	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.41

* Expenses are equal to the Market Over-Reaction Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian International Value Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 – October 31, 2009
Actual	$1,000.00	$1,401.21	$8.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.16	$7.11

* Expenses are equal to the International Value Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2009

Common Stocks - 96.36%	Shares	Value

Air Courier Services - 2.00%
FedEx Corp.	14,044	$ 1,020,858

Aircraft Engines & Engine Parts - 2.48%
United Technologies Corp.	20,510	1,260,339

Cigarettes - 1.51%
Philip Morris International, Inc.	16,167	765,669

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.18%
3M Co.	8,191	602,612

Crude Petroleum & Natural Gas - 23.42%
Anadarko Petroleum Corp.	52,950	3,226,243
Apache Corp.	27,400	2,578,888
Chesapeake Energy Corp.	109,200	2,675,400
Devon Energy Corp.	35,925	2,324,707
Occidental Petroleum Corp.	14,625	1,109,745
		11,914,983

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.21%
Emerson Electric Co.	16,620	627,405
General Electric Co.	106,325	1,516,194
		2,143,599

Finance Services - 2.48%
American Express Co.	36,275	1,263,821

Food and Kindred Products - 5.35%
Altria Group, Inc.	150,195	2,720,031

Hospital & Medical Service Plans - 3.99%
Aetna, Inc.	36,750	956,603
UnitedHealth Group, Inc.	41,325	1,072,384
		2,028,987

Insurance Agents, Brokers & Service - 0.62%
Hartford Financial Services Group, Inc.	12,800	313,856

Metal Mining - 4.67%
BHP Billiton Ltd. (a)	36,245	2,376,947

Miscellaneous Industrial & Commercial Machinery & Equipment - 2.76%
Eaton Corp.	23,225	1,403,951

National Commercial Banks - 18.65%
Bank of America Corp.	145,977	2,128,345
JPMorgan Chase & Co.	54,950	2,295,261
KeyCorp	81,450	439,016
PNC Financial Services Group, Inc.	30,354	1,485,525
U.S. Bancorp	26,750	621,135
Wells Fargo & Co.	91,431	2,516,181
		9,485,463

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 96.36% - continued	Shares	Value

Petroleum Refining - 7.47%
Chevron Corp.	14,450	$ 1,106,003
ConocoPhillips	44,035	2,209,676
Valero Energy Corp.	26,625	481,913
		3,797,592

Pharmaceutical Preparations - 3.71%
Eli Lilly & Co.	10,600	360,506
Pfizer, Inc.	89,499	1,524,166
		1,884,672

Retail - Lumber & Other Building Materials - 2.73%
Lowe's Companies, Inc.	70,975	1,388,981

Retail - Miscellaneous Shopping Goods Store - 3.97%
Staples, Inc.	92,950	2,017,015

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.27%
Northrop Grumman Corp.	12,875	645,424

Services - Miscellaneous Amusement & Recreation - 0.94%
Walt Disney Co./The	17,475	478,291

State Commercial Banks - 1.33%
Fifth Third Bancorp	75,700	676,758

Water Transportation - 1.62%
Carnival Corp.	28,325	824,824

TOTAL COMMON STOCKS (Cost $45,121,698)		49,014,673

Exchange-Traded Funds - 2.96%

Financial Select Sector SPDR Fund	18,670	262,314
SPDR KBW Bank ETF	59,535	1,245,472

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,327,246)		1,507,786

Money Market Securities - 2.89%

Huntington Money Market Fund - Trust Shares, 0.01% (b)	1,468,889	1,468,889

TOTAL MONEY MARKET SECURITIES (Cost $1,468,889)		1,468,889

TOTAL INVESTMENTS (Cost $47,917,833) - 102.21%		$ 51,991,348

Liabilities in excess of other assets - (2.21)%		(1,125,863)

TOTAL NET ASSETS - 100.00%		$ 50,865,485

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2009.

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2009

Common Stocks - 94.47%	Shares	Value

Agriculture Chemicals - 1.60%
Terra Industries, Inc.	370	$ 11,755

Biological Products (No Diagnostic Substances) - 1.03%
Biogen Idec, Inc. (a)	180	7,583

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 3.00%
Corn Products International, Inc.	405	11,413
H.J. Heinz Co.	265	10,664
		22,077

Cigarettes - 1.69%
Lorillard, Inc.	160	12,435

Crude Petroleum & Natural Gas - 5.99%
Chesapeake Energy Corp.	470	11,515
Cimarex Energy Co.	285	11,161
Newfield Exploration Co. (a)	280	11,486
Nexen, Inc.	465	9,984
		44,146

Dolls & Stuffed Toys - 1.82%
Mattel, Inc.	710	13,440

Drawing & Insulating of Nonferrous Wire - 1.16%
General Cable Corp. (a)	275	8,564

Drilling Oil & Gas Wells - 1.43%
Ensco International, Inc.	230	10,532

Electric & Other Services Combined - 2.99%
Ameren Corp.	435	10,588
Integrys Energy Group, Inc.	330	11,418
		22,006

Electric Lighting & Wiring Equipment - 1.64%
Hubbell, Inc. - Class B	285	12,121

Electric Services - 4.68%
American Electric Power Company, Inc.	400	12,088
PPL Corp.	385	11,334
Progress Energy, Inc.	295	11,071
		34,493

Fire, Marine & Casualty Insurance - 5.90%
Allstate Corp. / The	405	11,976
Axis Capital Holdings, Ltd.	345	9,967
HCC Insurance Holdings, Inc.	455	12,008
RenaissanceRe Holdings, Ltd.	181	9,503
		43,454

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 94.47% - continued	Shares	Value

Gold and Silver Ores - 2.77%
Silver Wheaton Corp. (a)	815	$ 10,171
Yamana Gold, Inc.	960	10,224
		20,395

Heating Equipment, Except Electric & Warm Air, & Plumbing Fixtures - 1.51%
Fortune Brands, Inc.	285	11,101

Heavy Construction Other Than Building Construction - Contractors - 1.12%
Fluor Corp.	185	8,218

Household Appliances - 1.80%
Whirlpool Corp.	185	13,244

Investment Advice - 2.92%
Ameriprise Financial, Inc.	315	10,921
Federated Investors, Inc. - Class B	405	10,631
		21,552

Men's & Boys' Furnishings, Work Clothing, and Allied Garments - 1.49%
VF Corp.	155	11,011

Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment) - 1.40%
Joy Global, Inc.	205	10,334

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.53%
Energizer Holdings, Inc. (a)	185	11,261

Miscellaneous Furniture & Fixtures - 1.55%
Kinetic Concepts, Inc. (a)	345	11,451

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.52%
Eaton Corp.	185	11,183

Miscellaneous Metal Ores - 1.38%
Cameco Corp.	375	10,204

National Commercial Banks - 2.62%
Comerica, Inc.	375	10,406
SunTrust Banks, Inc.	465	8,886
		19,292

Office Machines - 1.66%
Pitney Bowes, Inc.	500	12,250

Ophthalmic Goods - 1.20%
Cooper Companies, Inc. / The	315	8,823

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.57%
Zimmer Holdings, Inc. (a)	220	11,565

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.65%
PPG Industries, Inc.	215	12,133

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 94.47% - continued	Shares	Value

Pharmaceutical Preparations - 2.99%
Biovail Corp.	815	$ 10,970
Forest Laboratories, Inc. (a)	400	11,068
		22,038

Radio & TV Broadcasting & Communications Equipment - 1.57%
L-3 Communications Holdings, Inc.	160	11,567

Railroads, Line-Haul Operating - 1.39%
Norfolk Southern Corp.	220	10,256

Retail - Computer & Computer Software Stores - 1.40%
GameStop Corp. - Class A (a)	425	10,323

Retail - Drug Stores and Proprietary Stores - 1.54%
Omnicare, Inc.	525	11,377

Retail - Eating Places - 1.44%
Burger King Holdings, Inc.	620	10,639

Retail - Family Clothing Stores - 1.57%
TJX Companies, Inc. / The	310	11,579

Retail - Radio TV & Consumer Electronics Stores - 0.93%
Best Buy Co., Inc.	180	6,872

Savings Institutions, Not Federally Chartered - 1.28%
Hudson City Bancorp, Inc.	715	9,395

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.62%
Garmin, Ltd.	340	10,288
Northrop Grumman Corp.	180	9,023
		19,311

Semiconductors & Related Devices - 1.37%
Xilinx, Inc.	465	10,114

Services - Business Services - 1.53%
Western Union Co.	620	11,265

Services - Computer Processing & Data Preparation - 1.37%
Fiserv, Inc. (a)	220	10,091

Services - Prepackaged Software - 3.34%
Check Point Software Technologies, Ltd. (a)	405	12,583
Symantec Corp. (a)	685	12,042
		24,625

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.19%
Nucor Corp.	220	8,767

Telephone Communications (No Radiotelephone) - 1.51%
Windstream Corp.	1,155	11,134

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 94.47% - continued	Shares	Value

Water Transportation - 1.41%
Tidewater, Inc.	250	$ 10,418

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.31%
Cardinal Health, Inc.	340	9,636

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 2.89%
Anixter International, Inc. (a)	245	10,253
Arrow Electronics, Inc. (a)	435	11,023
		21,276

Wholesale - Groceries & Related Products - 1.20%
SUPERVALU, Inc.	555	8,808

TOTAL COMMON STOCKS (Cost $734,198)		696,114

Real Estate Investment Trusts - 4.36%

Annaly Capital Management, Inc.	530	8,962
Hospitality Properties Trust	625	12,069
Senior Housing Properties Trust	575	11,086

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $26,668)		32,117

Escrow Rights - 0.00%

Southern Energy Escrow Rights (b)	15,000	-

TOTAL ESCROW RIGHTS (Cost $0)		-

Money Market Securities - 0.94%

Huntington Money Market Fund - Trust Shares, 0.01% (c)	6,932	6,932

TOTAL MONEY MARKET SECURITIES (Cost $6,932)		6,932

TOTAL INVESTMENTS (Cost $767,798) - 99.77%		$ 735,163

Other assets less liabilities - 0.23%		1,715

TOTAL NET ASSETS - 100.00%		$ 736,878

(a) Non-income producing.
(b) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights, therefore these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.
(c) Variable rate security; the money market rate shown represents the rate at October 31, 2009.

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2009

Common Stocks - 90.15%	Shares	Value

Agriculture Chemicals - 0.92%
Scotts Miracle-Gro Co. - Class A / The	19,800	$ 804,276

Arrangement of Transportation of Freight & Cargo - 1.00%
Brink's Co. / The	37,000	878,010

Canned Fruits, Vegetables, Preserves, Jams & Jellies - 1.02%
Del Monte Foods Co.	82,850	894,780

Cigarettes - 0.83%
Vector Group, Ltd.	50,036	726,022

Computer & Office Equipment - 1.05%
Lexmark International, Inc. - Class A (a)	36,250	924,375

Crude Petroleum & Natural Gas - 4.92%
Contango Oil & Gas Co. (a)	16,500	786,225
Forest Oil Corp. (a)	52,500	1,029,000
St. Mary Land & Exploration Co.	37,725	1,286,422
Whiting Petroleum Corp. (a)	21,500	1,212,600
		4,314,247

Deep Sea Foreign Transportation of Freight - 0.91%
Diana Shipping, Inc.	61,975	800,717

Drawing & Insulating of Nonferrous Wire - 0.72%
General Cable Corp. (a)	20,200	629,028

Drilling Oil & Gas Wells - 1.21%
Atwood Oceanics, Inc. (a)	29,975	1,063,813

Electric & Other Services Combined - 2.68%
ALLETE, Inc.	23,300	788,705
Integrys Energy Group, Inc.	22,875	791,475
NV Energy, Inc.	67,250	770,685
		2,350,865

Electric Housewares & Fans - 1.00%
Helen of Troy, Ltd. (a)	38,350	875,914

Electric Services - 2.02%
IDACORP, Inc.	32,375	909,414
TECO Energy, Inc.	60,375	865,778
		1,775,192

Electrical Work - 1.13%
EMCOR Group, Inc. (a)	41,900	989,678

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 90.15% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 6.02%
Allied World Assurance Company Holdings, Ltd.	20,300	$ 908,628
Argo Group International Holdings, Ltd. (a)	26,768	909,041
Aspen Insurance Holdings, Ltd.	34,400	887,520
Endurance Specialty Holdings, Ltd.	23,350	840,367
Hanover Insurance Group, Inc.	21,550	906,393
Platinum Underwriters Holdings, Ltd.	23,275	832,547
		5,284,496

Footwear (No Rubber) - 0.89%
Wolverine World Wide, Inc.	30,700	785,306

Functions Related To Depository Banking - 0.83%
Net 1 UEPS Technologies, Inc. (a)	41,473	725,363

Games, Toys & Children's Vehicles - 0.93%
JAKKS Pacific, Inc. (a)	57,265	814,881

Gas & Other Services Combined - 1.03%
Vectren Corp.	40,050	902,727

General Building Contractors - Nonresidential Buildings - 0.85%
Tutor Perini Corp. (a)	42,083	742,765

General Industrial Machinery & Equipment - 1.22%
Gardner Denver, Inc. (a)	29,900	1,073,709

Gold and Silver Ores - 2.04%
Gammon Gold, Inc. (a)	110,700	901,098
Pan American Silver Corp. (a)	42,350	885,962
		1,787,060

Grain Mill Products - 1.62%
Corn Products International, Inc.	30,475	858,786
Ralcorp Holdings, Inc. (a)	10,475	562,508
		1,421,294

Hospital & Medical Service Plans - 1.16%
Healthspring, Inc. (a)	71,300	1,021,729

In Vitro & In Vivo Diagnostic Substances - 0.94%
Inverness Medical Innovations, Inc. (a)	21,800	828,618

Industrial Instruments For Measurement, Display, and Control - 1.28%
Esterline Technologies Corp. (a)	26,675	1,123,284

Laboratory Analytical Instruments - 2.03%
Mettler-Toledo International, Inc. (a)	9,100	887,250
PerkinElmer, Inc.	48,100	895,141
		1,782,391

Life Insurance - 0.87%
Protective Life Corp.	39,583	761,973

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 90.15% - continued	Shares	Value

Machine Tools, Metal Cutting Types - 1.03%
Kennametal, Inc.	38,550	$ 908,238

Miscellaneous Business Credit Institution - 0.83%
Financial Federal Corp.	35,750	730,015

Miscellaneous Fabricated Metal Products - 1.08%
Barnes Group, Inc.	59,650	945,452

Miscellaneous Industrial & Commercial Machinery & Equipment - 0.95%
Curtiss-Wright Corp.	27,875	831,233

Motors & Generators - 0.95%
Regal-Beloit Corp.	17,850	836,808

National Commercial Banks - 1.02%
FirstMerit Corp.	47,024	891,105

Oil & Gas Field Machinery & Equipment - 1.24%
Oil States International, Inc. (a)	31,500	1,084,860

Oil & Gas Field Services - 1.07%
Superior Energy Services, Inc. (a)	43,375	937,334

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.01%
RPM International, Inc.	50,400	888,048

Printed Circuit Boards - 1.98%
Jabil Circuit, Inc.	70,175	938,941
Park Electrochemical Corp.	35,392	795,612
		1,734,553

Radio & TV Broadcasting & Communications Equipment - 0.90%
CommScope, Inc. (a)	29,100	786,282

Railroads, Line-Haul Operating - 0.99%
Genesee & Wyoming, Inc. - Class A (a)	29,850	865,948

Retail - Apparel & Accessory Stores - 1.92%
Hanesbrands, Inc. (a)	38,900	841,018
Men's Wearhouse, Inc. / The	36,550	846,864
		1,687,882

Retail - Eating Places - 1.00%
Brinker International, Inc.	69,350	876,584

Retail - Grocery Stores - 1.01%
Ruddick Corp.	33,050	883,096

Retail - Miscellaneous Retail - 0.97%
Cash America International, Inc.	28,267	855,359

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 90.15% - continued	Shares	Value

Retail - Radio TV & Consumer Electronics Stores - 1.06%
RadioShack Corp.	54,864	$ 926,653

Savings Institution, Federally Chartered - 1.06%
Washington Federal, Inc.	54,350	932,102

Secondary Smelting & Refining of Nonferrous Metals - 0.89%
OM Group, Inc. (a)	28,925	781,554

Security Brokers, Dealers & Flotation Companies - 2.84%
Investment Technology Group, Inc. (a)	33,925	731,762
Raymond James Financial, Inc.	34,925	824,579
Waddell & Reed Financial, Inc. - Class A	33,450	938,607
		2,494,948

Semiconductors & Related Devices - 0.98%
Microsemi Corp. (a)	64,850	863,153

Services - Auto Rental & Leasing (No Drivers) - 0.96%
Ryder System, Inc.	20,675	838,371

Services - Computer Integrated Systems - 1.98%
CACI International, Inc. - Class A (a)	20,400	971,448
Jack Henry & Associates, Inc.	33,325	768,808
		1,740,256

Services - Computer Programming Services - 1.02%
Synaptics, Inc. (a)	39,775	894,937

Services - General Medical & Surgical Hospitals - 0.96%
LifePoint Hospitals, Inc. (a)	29,795	844,092

Services - Help Supply Services - 0.78%
Kelly Services, Inc. - Class A	61,650	683,082

Services - Home Health Care Services - 1.04%
Amedisys, Inc. (a)	23,000	915,170

Services - Hospitals - 0.90%
MEDNAX, Inc. (a)	15,175	787,886

Services - Offices & Clinics of Doctors of Medicine - 0.98%
AmSurg Corp. (a)	40,800	859,656

Services - Personal Services - 0.96%
Regis Corp.	51,925	843,262

Services - Prepackaged Software - 2.03%
DST Systems, Inc. (a)	21,125	881,124
Sybase, Inc. (a)	22,700	898,012
		1,779,136

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 90.15% - continued	Shares	Value

Services - Racing, Including Track Operation - 0.99%
International Speedway Corp. - Class A	34,200	$ 872,442

State Commercial Banks - 0.96%
Bank of Hawaii Corp.	19,000	843,600

Surgical & Medical Instruments & Apparatus - 0.97%
Teleflex, Inc.	17,100	850,725

Telephone & Telegraph Apparatus - 0.99%
Plantronics, Inc.	35,900	865,549

Telephone Communications (No Radiotelephone) - 1.15%
Alaska Communications Systems Group, Inc.	43,500	338,430
Iowa Telecommunications Services, Inc.	57,225	673,538
		1,011,968

Transportation Services - 1.01%
GATX Corp.	32,575	885,388

Wholesale - Beer, Wine & Distilled Alcoholic Beverages - 0.97%
Central European Distribution Corp. (a)	27,450	853,970

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.08%
Anixter International, Inc. (a)	22,675	948,949

Wholesale - Farm Product Raw Materials - 0.92%
Universal Corp.	19,400	806,846

Wholesale - Groceries & Related Products - 0.81%
Nash Finch Co.	24,600	712,908

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.91%
Owens & Minor, Inc.	19,550	799,400

Wholesale - Metals Service Centers & Offices - 0.83%
Reliance Steel & Aluminum Co.	19,875	725,040

Wholesale - Miscellaneous Nondurable Goods - 1.05%
Jarden Corp.	33,650	921,673

TOTAL COMMON STOCKS (Cost $70,781,988)		79,108,026

Real Estate Investment Trusts - 3.16%

Alexandria Real Estate Equities, Inc.	16,800	910,056
Anworth Mortgage Asset Corp.	121,400	865,582
Hospitality Properties Trust	51,600	996,396

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,065,017)		2,772,034

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2009

Money Market Securities - 7.41%	Shares	Value

Huntington Money Market Fund - Trust Shares, 0.01% (b)	6,504,531	$ 6,504,531

TOTAL MONEY MARKET SECURITIES (Cost $6,504,531)		6,504,531

TOTAL INVESTMENTS (Cost $79,351,536) - 100.72%		$ 88,384,591

Liabilities in excess of other assets - (0.72)%		(633,146)

TOTAL NET ASSETS - 100.00%		$ 87,751,445

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2009.
*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments
October 31, 2009

Common Stocks - 96.55%	Shares	Value

Accident & Health Insurance - 2.71%
Aflac, Inc.	1,582	$ 65,637
Principal Financial Group, Inc.	2,581	64,628
Unum Group	3,148	62,803
		193,068

Agriculture Chemicals - 0.90%
Agrium, Inc.	1,372	64,415

Air Courier Services - 0.98%
Deutsche Lufthansa AG (a)	4,451	69,658

Bituminous Coal & Lignite Surface Mining - 0.89%
Yanzhou Coal Mining Co., Ltd. (a)	4,123	63,082

Cement, Hydraulic - 0.90%
CRH plc (a)	2,602	64,347

Cigarettes - 1.98%
Altria Group, Inc.	3,789	68,619
Reynolds American, Inc.	1,494	72,429
		141,048

Commercial Banks - 5.93%
Banco Bilbao Vizcaya Argentaria, SA (a)	4,006	71,307
Banco Santander SA (a)	4,559	73,218
Barclays PLC (a) (b)	2,845	59,461
KB Financial Group, Inc. (a) (b)	135	6,404
Lloyds Banking Group plc (a) (b)	10,345	57,622
National Bank of Greece, S.A. (a) (b)	11,587	84,237
United Overseas Bank Ltd. (a)	2,865	70,049
		422,298

Communication Services - 0.97%
Telecom Italia S.p.A. (a)	4,339	68,817

Concrete Products, Except Block & Brick - 1.03%
Lafarge SA (a)	3,606	73,202

Crude Petroleum & Natural Gas - 9.16%
Chesapeake Energy Corp.	2,818	69,041
CNOOC, Ltd. (a)	485	72,236
EnCana Corp.	1,297	71,841
Eni S.p.A. (a)	1,453	72,040
Petroleo Brasileiro S.A. - Petrobras (a)	1,588	73,397
Royal Dutch Shell PLC (a)	1,262	74,975
Santos, Ltd. (a) (b)	1,393	73,996
Sasol (a)	1,914	71,564
Total SA (a)	1,211	72,745
		651,835

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 96.55% - continued	Shares	Value

Drilling Oil & Gas Wells - 3.17%
Diamond Offshore Drilling, Inc.	755	$ 71,914
Noble Corp.	1,956	79,687
Transocean, Ltd. (b)	884	74,176
		225,777

Electric Services - 11.06%
American Electric Power Co., Inc. (AEP)	2,139	64,641
Centrais Eletricas Brasileiras S.A. (Eletrobras) (a) (b)	4,357	62,479
Dominion Resources, Inc.	1,977	67,396
Edison International	2,079	66,154
EDP - Energias de Portugal, S.A. (a)	1,651	72,413
Enel S.p.A. (a)	11,704	70,809
Enersis S.A. (a)	3,607	63,772
FirstEnergy Corp.	1,535	66,435
International Power plc (a)	1,521	63,319
NRG Energy, Inc. (b)	2,380	54,716
RWE AG (a)	795	69,722
Scottish and Southern Energy plc (a)	3,594	65,159
		787,015

Electronic Components - 0.79%
LG Display Company, Ltd. (a)	4,731	56,299

Fats & Oils - 1.01%
Archer-Daniels-Midland Co.	2,381	71,716

Finance Services - 1.74%
ABSA Group, Ltd. (a)	2,209	70,280
Sumitomo Mitsui Financial Group, Inc. (a)	15,636	53,162
		123,442

Fire, Marine & Casualty Insurance - 2.90%
ACE Ltd. (b)	1,326	68,103
Chubb Corp. / The	1,375	66,715
Travelers Companies, Inc. / The	1,434	71,399
		206,217

Food & Kindred Products - 1.11%
Nestle SA (a)	1,694	78,805

Food Processing - 1.02%
Koninklijke Ahold NV (a)	5,752	72,590

Guided Missiles & Space Vehicles & Parts - 0.85%
Lockheed Martin Corp.	880	60,535

Hospital & Medical Service Plans - 3.51%
Aetna, Inc.	2,402	62,524
CIGNA Corp.	2,319	64,561
UnitedHealth Group, Inc.	2,397	62,202
WellPoint, Inc. (b)	1,296	60,601
		249,888

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 96.55% - continued	Shares	Value

Metal Mining - 1.10%
Anglo American plc (a) (b)	4,335	$ 78,463

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.03%
Teck Resources, Ltd. - Class B (b)	2,530	73,168

Motor Vehicles & Passenger Car Bodies - 2.12%
Fiat S.p.A. (a) (b)	5,801	86,783
Nissan Motor Co., Ltd. (a) (b)	4,418	64,061
		150,844

Natural Gas Transmission - 1.99%
Gazprom (a)	3,265	77,152
El Paso Corp.	6,537	64,128
		141,280

Oil & Gas Field Machinery & Equipment - 2.11%
Baker Hughes, Inc.	1,810	76,147
National-Oilwell Varco, Inc. (b)	1,800	73,782
		149,929

Oil, Gas Field Services - 2.30%
Halliburton Co.	2,860	83,541
LUKOIL (a)	1,405	80,380
		163,921

Petroleum Refining - 6.15%
BP plc (a)	1,324	74,965
Chevron Corp.	969	74,167
ConocoPhillips	1,518	76,173
Marathon Oil Corp.	2,178	69,631
Repsol YPF, S.A. (a)	2,850	75,810
Valero Energy Corp.	3,686	66,717
		437,463

Pharmaceutical Preparations - 5.82%
AstraZeneca PLC (a)	1,443	64,805
Eli Lilly and Co.	2,022	68,768
Forest Laboratories, Inc. (b)	2,422	67,017
Merck & Co., Inc.	2,167	67,025
Pfizer, Inc.	4,200	71,526
Sanofi-Aventis (a)	2,026	74,800
		413,941

Radio & TV Broadcasting & Communications Equipment - 0.90%
L-3 Communications Holdings, Inc.	885	63,977

Radio Telephone Communications - 2.07%
Hellenic Telecommunications Organization SA (OTE) (a)	9,396	79,678
Telus Corp.	2,284	67,492
		147,170

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 96.55% - continued	Shares	Value

Retail - Grocery Stores - 2.04%
Delhaize Group (a)	995	$ 67,461
Safeway, Inc.	3,471	77,507
		144,968

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.86%
BAE Systems plc (a)	3,056	63,076
Northrop Grumman Corp.	1,386	69,480
		132,556

Services - Miscellaneous Business Services - 0.99%
Svenska Cellulose AB (SCA) (a)	5,153	70,390

Services - Motion Picture & Video Tape Production - 1.08%
Time Warner Cable, Inc.	1,952	76,987

Services - Prepackaged Software - 1.07%
Symantec Corp. (b)	4,345	76,385

Ship & Boat Building & Repairing - 1.03%
General Dynamics Corp.	1,165	73,046

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 3.21%
Companhia Siderurgica Nacional S.A. (CSN) (a)	2,411	79,949
POSCO (a)	689	70,361
Tenaris S.A. (a)	2,185	77,830
		228,140

Surgical & Medical Instruments & Appartus - 0.32%
CareFusion Corp. (b)	1,005	22,482

Telephone Communications (No Radio Telephone) - 5.95%
Nippon Telegraph and Telephone Corp. (a)	3,112	63,920
Qwest Communications International, Inc.	16,656	59,795
Swisscom AG (a)	2,036	73,194
Telenor ASA (a) (b)	2,307	88,589
Telesp - Telecomunicacoes de Sao Paulo S.A. (a)	2,824	70,007
Turkcell Iletisim Hizmetleria AS (Turkcell) (a)	4,148	68,152
		423,657

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.80%
Cardinal Health, Inc.	2,010	56,963

TOTAL COMMON STOCKS (Cost $6,203,391)		6,869,784

Real Estate Investment Trusts - 1.98%

Annaly Capital Management, Inc.	3,999	67,623
Simon Property Group, Inc.	1,075	72,982

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $124,407)		140,605

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2009

Money Market Securities - 1.32%	Shares	Value

Huntington Money Market Fund - Trust Shares, 0.01% (c)	94,152	$ 94,152

TOTAL MONEY MARKET SECURITIES (Cost $94,152)		94,152

TOTAL INVESTMENTS (Cost $6,421,950) - 99.85%		$ 7,104,541

Other assets less liabilities - 0.15%		10,777

TOTAL NET ASSETS - 100.00%		$ 7,115,318

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the money market rate shown represents the rate at October 31, 2009.

DIVERSIFICATION OF ASSETS:		Percentage of
		Net Assets
Australia		1.04%
Belgium		0.95%
Brazil		4.02%
Canada		3.89%
Chile		0.90%
China		0.89%
France		3.10%
Germany		1.96%
Greece		2.30%
Japan		2.55%
Hong Kong		1.02%
Ireland		0.90%
Italy		4.19%
Luxembourg		1.09%
Netherlands		1.02%
Norway		1.25%
Portugal		1.02%
Russia		2.21%
Singapore		0.98%
South Africa		1.99%
South Korea		1.87%
Spain		3.10%
Sweden		0.99%
Switzerland		5.26%
Turkey		0.96%
United Kingdom		8.46%
United States		40.62%
Total		98.53%
Other assets (including money market)		1.47%
Grand Total		100.00%

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments
October 31, 2009

Common Stocks - 99.51%	Shares	Value

Agriculture Chemicals - 1.60%
Agrium, Inc.	55	$ 2,582

Beverages - 1.93%
Diageo plc (a)	48	3,121

Bottled & Canned Soft Drinks, Carbonated Waters - 2.03%
Coca-Cola Femsa, S.A.B. de C.V. (a)	61	3,290

Chemicals & Allied Products - 1.39%
BASF SE (a)	42	2,251

Commercial Banks - 12.50%
Banco Bilbao Vizcaya Argentaria, S.A. (a)	230	4,094
Banco Santander SA (a)	251	4,031
Bank of Montreal	54	2,504
Barclays PLC (a) (b)	118	2,466
Deutsche Bank AG (c)	52	3,725
KB Financial Group, Inc. (a) (b)	72	3,416
		20,236

Construction Special Trade Contractors - 1.71%
Chicago Bridge & Iron Co. N.V. (d)	147	2,765

Crude Petroleum & Natural Gas - 11.50%
EnCana Corp.	48	2,659
Eni S.p.A. (a)	44	2,182
Nexen, Inc.	137	2,941
Royal Dutch Shell PLC (a)	74	4,396
Sasol (a)	66	2,468
Total SA (a)	66	3,965
		18,611

Deep Sea Foreign Transportation of Freight - 2.67%
Seaspan Corp.	331	2,866
Ship Finance International, Ltd.	128	1,455
		4,321

Electric, Gas & Sanitary Services - 1.76%
E. ON AG (a)	74	2,842

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.78%
Siemens AG (a)	32	2,881

Food & Kindred Products - 2.19%
Unilever PLC (a)	119	3,550

Gold & Silver Ores - 5.86%
AngloGold Ashanti, Ltd. (a)	48	1,802
Barrick Gold Corp.	73	2,623
Silver Wheaton Corp. (b)	197	2,459
Yamana Gold, Inc.	245	2,609
		9,493

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 99.51% - continued	Shares	Value

Insurance Agents, Brokers & Services - 4.28%
Allianz SE (a)	335	$ 3,802
Willis Group Holdings, Ltd.	116	3,132
		6,934

Life Insurance - 3.26%
ING Groep N.V. (a) (b)	220	2,838
Sun Life Financial, Inc.	89	2,435
		5,273

Metal Mining - 1.01%
BHP Billiton Ltd. (a)	25	1,639

Oil, Gas Field Services - 3.65%
Acergy SA (a)	237	2,934
LUKOIL (a)	52	2,975
		5,909

Ophthalmic Goods - 1.94%
Alcon, Inc.	22	3,141

Petroleum Refining - 4.24%
BP plc (a)	67	3,794
Statoil ASA (a)	130	3,076
		6,870

Pharmaceutical Preparations - 6.54%
AstraZeneca PLC (a)	82	3,683
GlaxoSmithKline plc (a)	86	3,540
Sanofi-Aventis (a)	91	3,360
		10,583

Radio Telephone Communications - 4.79%
SK Telecom Co., Ltd. (a)	240	4,010
Vodafone Group Plc (a)	169	3,750
		7,760

Radio & TV Broadcasting & Communications Equipment - 1.85%
Nokia Corp. (a)	238	3,001

Retail - Grocery Stores - 1.42%
Delhaize Group (a)	34	2,305

Savings Institution, Federally Chartered - 2.53%
HSBC Holdings plc (a)	74	4,099

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.23%
BAE Systems plc (a)	175	3,612

Security Brokers, Dealers & Flotation Companies - 2.93%
Nomura Holdings, Inc. (a)	676	4,746

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2009

Common Stocks - 99.51% - continued	Shares	Value

Services - Prepackaged Software - 1.49%
China Digital TV Holding Co., Ltd. (a)	354	$ 2,407

Surgical & Medical Instruments & Apparatus - 3.69%
China Medical Technologies, Inc. (a)	217	3,407
Covidien Plc	61	2,569
		5,976

Switchgear & Switchboard Apparatus - 1.74%
ABB Ltd. (a) (b)	152	2,817

Tobacco - 2.02%
British American Tobacco plc (a)	51	3,276

Water Supply - 1.12%
Companhia de Saneamento Basico do Estado de Sao Paulo (a) (b)	47	1,810

Water Transportation - 1.86%
Carnival plc (a)	97	3,005

TOTAL COMMON STOCKS (Cost $152,094)		161,106

Money Market Securities - 5.11%

Huntington Money Market Fund - Trust Shares, 0.01% (e)	8,273	8,273

TOTAL MONEY MARKET SECURITIES (Cost $8,273)		8,273

TOTAL INVESTMENTS (Cost $160,367) - 104.62%		$ 169,379

Liabilities in excess of other assets - (4.62)%		(7,482)

TOTAL NET ASSETS - 100.00%		$ 161,897

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Global Registered Shares.
(d) New York Registry.
(e) Variable rate security; the money market rate shown represents the rate at October 31, 2009.
*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2009

DIVERSIFICATION OF ASSETS:	Percentage of
Net Assets
Australia	1.01%
Belgium	1.42%
Bermuda	0.90%
Brazil	1.12%
Canada	12.86%
China	3.59%
Finland	1.85%
France	4.52%
Germany	9.57%
Japan	2.93%
Hong Kong	1.77%
Ireland	1.59%
Italy	1.35%
Mexico	2.03%
Netherlands	3.46%
Norway	1.90%
Russia	1.84%
South Africa	2.64%
South Korea	4.59%
Spain	5.02%
Switzerland	3.68%
United Kingdom	29.87%
Total	99.51%
Other assets (including money market)	0.49%
Grand Total	100.00%

*See accompanying notes which are an integral part of these financials statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2009

	Dreman	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian	Market
	Large Cap	Mid Cap	Small Cap	Over-Reaction
	Value Fund	Value Fund	Value Fund	Fund

Assets:
Investments in securities
At cost	$ 47,917,833	$ 767,798	$ 79,351,536	$ 6,421,950
At value	$ 51,991,348	$ 735,163	$ 88,384,591	$ 7,104,541

Receivable for Fund shares sold	220,348	-	80,150	-
Receivable for investments sold	-	23,939	211,861	-
Interest receivable	9	-	56	-
Dividends receivable	34,578	457	63,566	9,347
Receivable from Advisor (a)	42,114	16,302	-	22,596
Prepaid expenses	37,163	8,783	17,238	6,313
Other receivables	-	-	1,426	-
Total assets	52,325,560	784,644	88,758,888	7,142,797

Liabilities:
Payable for investments purchased	1,410,088	25,349	769,440	-
Payable for Fund shares redeemed	4,224	-	55,089	-
Payable to administrator	12,319	1,009	20,457	2,390
Payable to custodian	10,050	458	7,464	3,757
Payable to Advisor (a)	-	-	69,825	-
Accrued 12b-1 fees	-	-	60,075	-
Accrued trustee fees	694	694	694	694
Other accrued expenses	22,700	20,256	24,399	20,638
Total liabilities	1,460,075	47,766	1,007,443	27,479

Net Assets:	$ 50,865,485	$ 736,878	$ 87,751,445	$ 7,115,318

Net Assets consist of:
Paid in capital	$ 48,173,934	$ 1,297,682	$ 91,969,429	$ 6,489,880
Accumulated undistributed net investment income	273,188	15,404	640,327	56,951
Accumulated undistributed net realized gain (loss) on investments
and futures contracts	(1,655,152)	(543,573)	(13,891,366)	(114,104)
Net unrealized appreciation (depreciation) on investments	4,073,515	(32,635)	9,033,055	682,591

Net Assets:	$ 50,865,485	$ 736,878	$ 87,751,445	$ 7,115,318

Retail Class:

Net Assets	N/A	N/A	$ 72,442,278	N/A

Shares outstanding (unlimited number of shares authorized)	N/A	N/A	4,646,057	N/A

Net asset value and offering price per share	N/A	N/A	$ 15.59	N/A

Redemption Price per share (NAV * 0.99) (b)	N/A	N/A	$ 15.43	N/A

Institutional Class:

Net Assets	$ 50,865,485	$ 736,878	$ 15,309,167	$ 7,115,318

Shares outstanding (unlimited number of shares authorized)	6,176,631	82,506	989,696	898,059

Net asset value, offering and redemption price per share	$ 8.24	$ 8.93	$ 15.47	$ 7.92

(a) See Note 5 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities - continued
October 31, 2009

Dreman
Contrarian
International
Value Fund

Assets:
Investments in securities
At cost	$ 160,367
At value	$ 169,379

Dividends receivable	133
Receivable from Advisor (a)	14,736
Prepaid expenses	201
Total assets	184,449

Liabilities:
Payable to administrator	37
Payable to custodian	1,685
Accrued trustee fees	694
Other accrued expenses	20,136
Total liabilities	22,552

Net Assets:	$ 161,897

Net Assets consist of:
Paid in capital	$ 124,965
Accumulated undistributed net investment income	4,092
Accumulated undistributed net realized gain (loss) on investments	23,828
Net unrealized appreciation (depreciation) on investments	9,012

Net Assets:	$ 161,897

Institutional Class:

Net Assets	$ 161,897

Shares outstanding (unlimited number of shares authorized)	11,648

Net asset value, offering and redemption price per share	$ 13.90

Redemption Price per share (NAV * 0.99) (b)	$ 13.76

(a) See Note 5 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2009

	Dreman	Dreman	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian	Market	Contrarian
	Large Cap	Mid Cap	Small Cap	Over-Reaction	International
	Value Fund	Value Fund	Value Fund	Fund	Value Fund

Investment Income
Dividend income
(Net of foreign withholding tax of $0, $341, $1,209,
$3,519 and $209, respectively)	$ 443,592	$ 37,333	$ 1,218,489	$ 79,092	$ 3,748
Interest income	80	58	2,739	12	-
Total Income	443,672	37,391	1,221,228	79,104	3,748

Expenses
Investment Advisor fee (a)	128,379	9,986	575,336	22,819	1,054
12b-1 expense (For Small Cap, Class R) (a)	9,238	1,619	137,681	885	263
Administration expenses (a)	122,357	6,247	560,033	12,863	-
Legal expenses	42,494	42,178	42,397	42,259	40,945
Custodian expenses	29,302	4,071	38,120	16,995	8,372
Registration expenses	16,405	3,262	24,641	1,176	16
Auditing expenses	12,084	12,934	12,084	12,086	13,100
Trustee fees and expenses	5,964	5,964	5,964	5,964	6,500
Pricing expenses	4,430	5,792	7,507	7,617	2,994
Out-of-Pocket expenses	3,335	924	23,082	1,035	-
24f-2 expense	2,456	-	2,376	315	4
Miscellaneous expenses	2,212	2,064	4,051	2,103	-
Insurance expenses	476	362	2,144	341	204
Printing expenses	115	-	19,719	9	126
Total Expenses	379,247	95,403	1,455,135	126,467	73,578
Fees waived and expenses reimbursed by Advisor (a)	(204,530)	(79,444)	(531,369)	(97,244)	(71,843)
12b-1 fees waived by Advisor (a)	(9,238)	(1,619)	(68,306)	(885)	(263)
Net operating expenses	165,479	14,340	855,460	28,338	1,472
Net Investment Income	278,193	23,051	365,768	50,766	2,276

Realized & Unrealized Gain (Loss) on Investments and Future Contracts
Net realized gain (loss) on:
Investment securities	(1,392,738)	(399,983)	(13,459,076)	232,313	26,144
Futures contracts	(36,777)	-	-	-	-
Change in unrealized appreciation (depreciation) on
investment securities	6,190,031	655,181	27,976,649	817,075	20,023
Net realized and unrealized gain (loss) on investment securities
and futures contracts	4,760,516	255,198	14,517,573	1,049,388	46,167
Net increase (decrease) in net assets resulting
from operations	$ 5,038,709	$ 278,249	$ 14,883,341	$ 1,100,154	$ 48,443

(a) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Large Cap Value Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 278,193	$ 121,850
Net realized gain (loss) on investment securities and futures contracts	(1,429,515)	(216,527)
Change in unrealized appreciation (depreciation) on investment securities
and futures contracts	6,190,031	(3,887,970)
Net increase (decrease) in net assets resulting from operations	5,038,709	(3,982,647)

Distributions:
From net investment income	(59,224)	(148,148)
From net realized gain	-	(433,854)
Total distributions	(59,224)	(582,002)

Capital Share Transactions:
Proceeds from shares sold	47,041,297	396,043
Reinvestment of distributions	59,224	582,002
Amount paid for shares redeemed	(5,930,247)	(1,079,086)
Proceeds from redemption fees (a)	49	-
Net increase (decrease) in net assets resulting
from share transactions	41,170,323	(101,041)

Total Increase (Decrease) in Net Assets	46,149,808	(4,665,690)

Net Assets:
Beginning of year	4,715,677	9,381,367

End of year	$ 50,865,485	$ 4,715,677

Accumulated undistributed net investment income
included in net assets at end of period
	$ 273,188	$ 54,219

Capital Share Transactions:
Shares sold	6,244,421	36,108
Shares issued in reinvestment of distributions	8,813	46,935
Shares redeemed	(719,846)	(94,096)

Net increase (decrease) from capital share transactions	5,533,388	(11,053)

(a) A redemption fee of 1.00% was charged on shares held less than one year for the period of November 1, 2008 through May 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Mid Cap Value Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 23,051	$ 20,287
Net realized gain (loss) on investment securities	(399,983)	(163,731)
Net increase from reimbursement by Advisor for violation of
investment restrictions (a)	-	22,140
Change in unrealized appreciation (depreciation) on investment securities	655,181	(841,256)
Net increase (decrease) in net assets resulting from operations	278,249	(962,560)

Distributions:
From net investment income	(20,271)	(15,395)
From net realized gain	-	(291,958)
Total distributions	(20,271)	(307,353)

Capital Share Transactions:
Proceeds from shares sold	45,253	413,146
Reinvestment of distributions	20,250	305,331
Amount paid for shares redeemed	(866,355)	(774,564)
Proceeds from redemption fees (b)	269	-
Net increase (decrease) in net assets resulting
from share transactions	(800,583)	(56,087)

Total Increase (Decrease) in Net Assets	(542,605)	(1,326,000)

Net Assets:
Beginning of year	1,279,483	2,605,483

End of year	$ 736,878	$ 1,279,483

Accumulated undistributed net investment income
included in net assets at end of period	$ 15,404	$ 12,628

Capital Share Transactions:
Shares sold	5,990	34,072
Shares issued in reinvestment of distributions	2,965	26,435
Shares redeemed	(103,575)	(69,120)

Net increase (decrease) from capital share transactions	(94,620)	(8,613)

(a) See Note 7 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% was charged on shares held less than one year for the period of November 1, 2008 through May 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Small Cap Value Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 365,768	$ 161,168
Net realized gain (loss) on investment securities	(13,459,076)	1,051,211
Change in unrealized appreciation (depreciation) on investment securities	27,976,649	(20,136,881)
Net increase (decrease) in net assets resulting from operations	14,883,341	(18,924,502)

Distributions:
From net investment income, Class R	(210,745)	(68,790)
From net investment income, Class I	(19,184)	(1,942)
From net realized gain, Class R	(234,120)	-
From net realized gain, Class I	(21,312)	-
Total distributions	(485,361)	(70,732)

Capital Share Transactions - Retail Class:
Proceeds from shares sold	48,469,879	46,358,161
Reinvestment of distributions	440,619	67,690
Amount paid for shares redeemed	(34,256,968)	(23,753,043)
Proceeds from redemption fees (a)	46,963	-
Net increase (decrease) in net assets resulting
from share transactions	14,700,493	22,672,808

Capital Share Transactions - Institutional Class:
Proceeds from shares sold	9,520,338	5,799,877
Reinvestment of distributions	30,775	1,942
Amount paid for shares redeemed	(1,448,915)	(1,058,527)
Net increase (decrease) in net assets resulting
from share transactions	8,102,198	4,743,292

Total Increase (Decrease) in Net Assets	37,200,671	8,420,866

Net Assets:
Beginning of year	50,550,774	42,129,908

End of year	$ 87,751,445	$ 50,550,774

Accumulated undistributed net investment income
included in net assets at end of period	$ 640,327	$ 112,651

Capital Share Transactions - Retail Class:
Shares sold	3,847,474	2,686,401
Shares issued in reinvestment of distributions	34,970	3,798
Shares redeemed	(2,662,757)	(1,460,841)

Net increase (decrease) from capital share transactions	1,219,687	1,229,358

Capital Share Transactions - Institutional Class:
Shares sold	785,494	337,567
Shares issued in reinvestment of distributions	2,435	109
Shares redeemed	(112,039)	(63,955)

Net increase (decrease) from capital share transactions	675,890	273,721

(a) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Market Over-Reaction Fund

	Year ended	Year ended
	October 31, 2009	October 31, 2008
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$ 50,766	$ 8,645
Net realized gain (loss) on investment securities	232,313	(339,444)
Change in unrealized appreciation (depreciation) on investment securities	817,075	(172,271)
Net increase (decrease) in net assets resulting from operations	1,100,154	(503,070)

Distributions:
From net investment income	(7,440)	(5,021)
From net realized gain	-	(18,498)
Total distributions	(7,440)	(23,519)

Capital Share Transactions:
Proceeds from shares sold	5,429,730	370,555
Reinvestment of distributions	7,440	23,302
Amount paid for shares redeemed	(78,049)	-
Net increase (decrease) in net assets resulting
from share transactions	5,359,121	393,857

Total Increase (Decrease) in Net Assets	6,451,835	(132,732)

Net Assets:
Beginning of year	663,483	796,215

End of year	$ 7,115,318	$ 663,483

Accumulated undistributed net investment income
included in net assets at end of period
	$ 56,951	$ 6,805

Capital Share Transactions:
Shares sold	794,533	42,520
Shares issued in reinvestment of distributions	1,415	2,319
Shares redeemed	(15,183)	-

Net increase (decrease) from capital share transactions	780,765	44,839

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian International Value Fund
		For the
	Year ended	Period ended
	October 31, 2009	October 31, 2008	(a)
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$ 2,276	$ (10)
Net realized gain (loss) on investment securities	26,144	(525)
Change in unrealized appreciation (depreciation) on investment securities	20,023	(11,011)
Net increase (decrease) in net assets resulting from operations	48,443	(11,546)

Capital Share Transactions:
Proceeds from shares sold	25,000	100,000
Net increase (decrease) in net assets resulting
from share transactions	25,000	100,000

Total Increase (Decrease) in Net Assets	73,443	88,454

Net Assets:
Beginning of year	88,454	-

End of year	$ 161,897	$ 88,454

Accumulated undistributed net investment income
included in net assets at end of period
	$ 4,092	$ -

Capital Share Transactions:
Shares sold	1,648	10,000

Net increase (decrease) from capital share transactions	1,648	10,000

(a) For the period October 15, 2008 (commencement of operations) through October 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Large Cap Value Fund, Institutional Class

	For the Years ended October 31,

	2009		2008		2007		2006		2005

Selected Per Share Data
Net asset value, beginning of period	$ 7.33		$ 14.34		$ 13.90		$ 12.35		$ 11.03

Income from investment operations
Net investment income (loss)	0.10	(a)	0.19		0.22		0.17		0.16
Net realized and unrealized gain (loss)	0.90		(6.30)		1.09		1.87		1.39
Total from investment operations	1.00		(6.11)		1.31		2.04		1.55

Less distributions to Shareholders:
From net investment income	(0.09)		(0.23)		(0.18)		(0.17)		(0.15)
From net realized gain	-		(0.67)		(0.70)		(0.32)		(0.08)
Total distributions	(0.09)		(0.90)		(0.88)		(0.49)		(0.23)

Paid in capital from redemption fees	-	(b)	-	(b)	0.01		-	(b)	-	(b)

Net asset value, end of period	$ 8.24		$ 7.33		$ 14.34		$ 13.90		$ 12.35

Total Return (c)	13.96%		-45.17%		9.81%		17.02%		14.10%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 50,865		$ 4,716		$ 9,381		$ 8,502		$ 6,227
Ratio of expenses to average net assets	0.81%	(d) (e)	1.30%	(f)	1.30%	(f)	1.30%	(f)	1.30%	(f)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	1.85%		3.19%		2.47%		2.73%		2.43%
Ratio of net investment income to
average net assets	1.36%	(e)	1.66%	(f)	1.56%	(f)	1.41%	(f)	1.35%	(f)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	0.32%		(0.24)%		0.39%		(0.02)%		0.22%
Portfolio turnover rate	39.48%		32.62%		24.65%		20.38%		13.07%

(a) Per share amount has been calculated using the average shares method.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.70%. Prior to that date, the expense cap was 1.30%.
(e) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.04%
higher and each net investment income ratio would have been 0.04% lower.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Mid Cap Value Fund, Institutional Class

	For the Years ended October 31,

	2009		2008		2007		2006		2005

Selected Per Share Data
Net asset value, beginning of period	$ 7.22		$ 14.03		$ 12.97		$ 12.66		$ 10.68

Income from investment operations
Net investment income	0.15	(a)	0.12		0.06		0.07		0.01
Net realized and unrealized gain (loss)	1.68		(5.31)	(b)	1.84		2.05		2.16
Total from investment operations	1.83		(5.19)		1.90		2.12		2.17

Less distributions to Shareholders:
From net investment income	(0.12)		(0.08)		(0.06)		(0.03)		(0.01)
From net realized gain	-		(1.56)		(0.79)		(1.78)		(0.18)
Total distributions	(0.12)		(1.64)		(0.85)		(1.81)		(0.19)

Paid in capital from redemption fees	-	(c)	0.02		0.01		-	(c)	-	(c)

Net asset value, end of period	$ 8.93		$ 7.22		$ 14.03		$ 12.97		$ 12.66

Total Return (d)	25.87%		-41.24%	(b)	15.37%		18.59%		20.52%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 737		$ 1,279		$ 2,605		$ 1,732		$ 1,118
Ratio of expenses to average net assets	1.22%	(e) (f)	1.40%	(g)	1.40%	(g)	1.40%	(g)	1.40%	(g)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	8.12%		8.08%		6.42%		9.37%		11.46%
Ratio of net investment income to
average net assets	1.96%	(f)	0.97%	(g)	0.46%	(g)	0.57%	(g)	0.06%	(g)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	(4.94)%		(5.72)%		(4.56)%		(7.40)%		(10.00)%
Portfolio turnover rate	68.94%		52.45%		101.11%		52.48%		132.04%

(a) Per share amount has been calculated using the average shares method.
(b) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.03 lower and the total return for the year would have been -42.29%
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.40%.
(f) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.14%
higher and each net investment income ratio would have been 0.14% lower.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Small Cap Value Fund, Retail Class

	For the Years ended October 31,

	2009		2008		2007		2006		2005

Selected Per Share Data
Net asset value, beginning of period	$ 13.51		$ 18.83		$ 16.83		$ 12.98		$ 11.48

Income from investment operations
Net investment income (loss)	0.07		0.03		0.02		0.05		0.04
Net realized and unrealized gain (loss)	2.12		(5.34)		1.99		3.85		1.69
Total from investment operations	2.19		(5.31)		2.01		3.90		1.73

Less distributions to Shareholders:
From net investment income	(0.06)		(0.03)		(0.04)		(0.06)		(0.02)
From net realized gain	(0.06)		-		-		-		(0.21)
Total distributions	(0.12)		(0.03)		(0.04)		(0.06)		(0.23)

Paid in capital from redemption fees	0.01		0.02		0.03		0.01		-	(a)

Net asset value, end of period	15.59		$ 13.51		$ 18.83		$ 16.83		$ 12.98

Total Return (b)	16.51%		-28.14%		12.16%		30.20%		15.10%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 72,442		$ 46,298		$ 41,374		$ 14,284		$ 3,366
Ratio of expenses to average net assets	1.38%	(c) (d)	1.50%	(e)	1.50%	(e)	1.50%	(e)	1.50%	(e)
Ratio of expenses to average net assets
before waiver & recoupment by Advisor	2.18%		1.70%		1.77%		3.49%		7.40%
Ratio of net investment income to
average net assets	0.54%	(d)	0.25%	(e)	0.18%	(e)	0.28%	(e)	0.45%	(e)
Ratio of net investment income to average
net assets before waiver & recoupment by
by Advisor	(0.26)%		0.05%		(0.09)%		(1.71)%		(5.45)%
Portfolio turnover rate	80.75%		46.95%		83.39%		77.43%		84.72%

(a) Redemption fees resulted in less than $0.005 per share in the period.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses (excluding 12b-1 expenses) at 1.00%. Prior to that date, the expense cap was 1.50%.
(d) Effective June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Small Cap Value Fund, Institutional Class

	For the Years ended October 31,			For the
				Period ended
	2009		2008	October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.55		$ 18.86	$ 18.24

Income from investment operations
Net investment income	0.10	(b)	0.07	-	(c)
Net realized and unrealized gain (loss)	1.94		(5.35)	0.62
Total from investment operations	2.04		(5.28)	0.62

Less distributions to Shareholders:
From net investment income	(0.06)		(0.03)	-
From net realized gain	(0.06)		-	-
Total distributions	(0.12)		(0.03)	-

Net asset value, end of period	15.47		$ 13.55	$ 18.86

Total Return (d)	15.27%		-28.05%	3.40%	(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 15,309		4,253	756
Ratio of expenses to average net assets	1.09%	(e)	1.25%	1.25%	(g)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	2.06%		1.45%	1.70%	(g)
Ratio of net investment income to
average net assets	0.74%		0.50%	(0.36)%	(g)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	(0.23)%		0.30%	(0.81)%	(g)
Portfolio turnover rate	80.75%		46.95%	83.39%

(a) For the period August 22, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Net investment (loss) resulted in less than $0.005 per share in the period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.
(f) Not annualized.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Market Over-Reaction Fund, Institutional Class

	For the Years ended October 31,				For the
					Period ended
	2009		2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 5.66		$ 10.99		$ 10.00

Income from investment operations
Net investment income	0.12	(b)	0.10	(b)	0.04
Net realized and unrealized gain (loss)	2.21		(5.11)		0.95
Total from investment operations	2.33		(5.01)		0.99

Less distributions to Shareholders:
From net investment income	(0.07)		(0.07)		-
From net realized gain	-		(0.25)		-
Total distributions	(0.07)		(0.32)		-

Paid in capital from redemption fees	-		-		-	(c)

Net asset value, end of period	$ 7.92		$ 5.66		$ 10.99

Total Return (d)	41.67%		-46.85%		9.90%	(h)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,115		$ 663		$ 796
Ratio of expenses to average net assets	0.93%	(e) (f)	1.55%	(g)	1.55%	(g) (i)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	4.16%		19.83%		21.91%	(i)
Ratio of net investment income to
average net assets	1.67%	(f)	1.10%	(g)	0.82%	(g) (i)
Ratio of net investment income (loss) to
average net assets before waiver &	(1.56)%		(17.18)%		(19.54)%	(i)
reimbursement by Advisor
Portfolio turnover rate	103.93%		118.25%		77.29%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.85%. Prior to that date, the expense cap was 1.55%.
(f) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.03%
higher and each net investment income ratio would have been 0.03% lower.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(h) Not annualized.
(i) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian International Value Fund
	For the		For the
	Year ended		Period ended
	October 31, 2009		October 31, 2008	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 8.85		$ 10.00

Income from investment operations
Net investment income	0.23	(b)	-	(c)
Net realized and unrealized gain (loss)	4.82		(1.15)
Total from investment operations	5.05		(1.15)

Net asset value, end of period	$ 13.90		$ 8.85

Total Return (d)	57.06%		-11.50%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 162		$ 88
Ratio of expenses to average net assets (g)	1.40%		1.40%	(f)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	69.84%		268.58%	(f)
Ratio of net investment income to
average net assets (g)	2.16%		(0.27)%	(f)
Ratio of net investment income (loss) to
average net assets before waiver &	(66.28)%		(267.45)%	(f)
reimbursement by Advisor
Portfolio turnover rate	229.54%		5.54%

(a) For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(b) Per share amount has been calculated using the average shares method.
(c) Net investment income amounted to less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2009

NOTE 1.	ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”), Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) and Dreman Contrarian International Value Fund (“International Value Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” The Funds, with the exception of the International Value Fund, were previously organized as diversified series of Unified Series Trust. The Market Over-Reaction Fund changed its name from the Dreman Quantitative Large Cap Value Fund effective June 1, 2009. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust. The investment objective of each the Large Cap Value Fund and Market Over-Reaction Fund is total return. The investment objective of each of the Mid Cap Value Fund, Small Cap Value Fund and International Value Fund is long-term capital appreciation. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003. The Market Over-Reaction Fund commenced operations on April 3, 2007. The International Value Fund commenced operations on October 15, 2008. The Large Cap Value, Mid Cap Value, and Market Over-Reaction Funds’ shares are classified as Institutional Class shares.

The Small Cap Value Fund currently offers two classes of shares, Retail Class and Institutional Class. Retail shares were first offered to the public on December 31, 2003; and Institutional shares were first offered to the public on August 22, 2007. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Small Cap Value Fund and is entitled to such dividends and distributions out of income belonging to the Small Cap Value Fund as declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Small Cap Value Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes–The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Large Cap Value, Mid Cap Value, and Small Cap Value Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006. The Market Over-Reaction Fund is subject to examination by U.S. federal tax authorities for the tax years of 2007, 2008 and 2009. The International Value Fund is subject to examination by U.S. federal tax authorities for the tax years of 2008 and 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dreman Contrarian Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2009, the following reclassifications were made:

Fund	Amount	Reclassified from:	Reclassified to:

Mid Cap Value Fund	$ 4	Net Investment Income	Paid in Capital
	3	Net Realized Loss	Paid in Capital
Small Cap Value Fund	391,837	Net Realized Loss	Net Investment Income
Market Over-Reaction Fund	6,819	Net Realized Loss	Net Investment Income

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Please see Note 4 for information on futures contract activity during the six months ended October 31, 2009.

Subsequent events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through December 30, 2009, the date the financial statements were issued. Please see Note 12 for information regarding the commencement of operations of additional share classes for the Large Cap Value, Mid Cap Value, Small Cap Value and Market Over-Reaction Funds, subsequent to year-end.

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Dreman Contrarian Funds

Notes to the Financial Statements - continued

October 31, 2009

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Equity securities, including common stocks, American Depositary Receipts, Global Registered securities, New York Registry securities, exchanged-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities will be categorized as Level 3 securities. The rights owned by the Mid Cap Value Fund were valued with considerations that no market exists for the rights and any future payments are not guaranteed.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Futures contracts that the Funds invest in are generally traded over-the-counter. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and will generally be categorized as Level 2 securities.

Fixed income securities, such as corporate bonds, U.S. government securities, and U.S. government agency securities are generally valued using market quotations in an active market, and will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Large Cap Value Fund’s investments as of October 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 46,637,726	$ -	$ -	$46,637,726

American Depositary Receipts*	2,376,947	-	-	2,376,947

Exchange-Traded Funds	1,507,786	-	-	1,507,786

Money Market Securities	1,468,889	-	-	1,468,889

Total	$ 51,991,348	$ -	$ -	$51,991,348

*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Mid Cap Value Fund’s investments as of October 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 696,114	$ -	$ -	$ 696,114

Real Estate Investment Trusts	32,117	-	-	32,117

Money Market Securities	6,932	-	-	6,932

Total	$ 735,163	$ -	$ -	$ 735,163

*Refer to the Schedule of Investments for industry classifications.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Small Cap Value Fund’s investments as of October 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 79,108,026	$ -	$ -	$79,108,026

Real Estate Investment Trusts	2,772,034	-	-	2,772,034

Money Market Securities	6,504,531	-	-	6,504,531

Total	$ 88,384,591	$ -	$ -	$88,384,591

*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Market Over-Reaction Fund’s investments as of October 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 3,248,792	$ -	$ -	$ 3,248,792

American Depositary Receipts*	3,620,992	-	-	3,620,992

Real Estate Investment Trusts	140,605	-	-	140,605

Money Market Securities	94,152	-	-	94,152

Total	$ 7,104,541	$ -	$ -	$ 7,104,541

*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the International Value Fund’s investments as of October 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 33,975	$ -	$ -	$ 33,975

American Depositary Receipts*	120,641	-	-	120,641

Global Registered Shares*	3,725	-	-	3,725

New York Registry*	2,765	-	-	2,765

Money Market Securities	8,273	-	-	8,273

Total	$ 169,379	$ -	$ -	$ 169,379

*Refer to the Schedule of Investments for industry classifications.

The Large Cap Value, Small Cap Value, Market Over-Reaction, and International Value Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Mid Cap Value Fund held an escrow right which was valued at $0.00 for the fiscal years ended October 31, 2009 and 2008, therefore, no reconciliation of Level 3 securities is included for this reporting period.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 4.	DERIVATIVE TRANSACTIONS

A Fund may use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund’s portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional debt securities would.

Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The derivative securities which a Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options, futures contracts, options on futures contracts and other securities or contracts whose values depend on the value of one or more other assets, such as securities or various indices.

As a hedging strategy, a Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Futures contracts are a type of derivative that enables a Fund to buy or sell an asset in the future at an agreed-upon price. Derivatives have risks associated with them including the risk that the use of such instruments could result in losses greater than if they had not been used. The use of futures contracts entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk. Losses resulting from the use of derivatives would reduce net asset value, and possibly income, and such losses can be greater than if the derivative transactions had not been utilized.

In accordance with GAAP, futures contract transactions are presented on the Statement of Assets and Liabilities under receivable/payable for variation margin and on the Statement of Operations under net realized gain (loss) on futures contracts and change in unrealized appreciation (depreciation) on futures contracts. At October 31, 2009, Large Cap Value Fund did not hold futures contracts. During the fiscal year ended October 31, 2009, the Large Cap Value Fund invested in S&P 500 Index futures contracts. For the six months ended October 31, 2009, the realized loss on futures contracts held by the Large Cap Value Fund was $36,777. The Large Cap Value Fund opened 43 contracts and closed 43 contracts in the six months ended October 31, 2009. The Mid Cap Value, Small Cap Value, Market Over-Reaction, and International Value Funds did not hold any derivative instruments during the six months ended October 31, 2009.

NOTE 5.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of the average daily net assets of the Funds. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed a specified percentage of the average daily net assets of each Fund through February 28, 2011.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 5.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Please see the chart and paragraph below for information regarding the management fees, fee waivers and expenses reimbursed by each Fund during the fiscal year ended October 31, 2009.

	Large Cap	Mid Cap	Small Cap	Market Over-	International
	Value	Value	Value	Reaction	Value
	Fund	Fund	Fund	Fund	Fund
Management fee (as a percent
of average net assets) *	0.60%	0.85%	0.85%	0.75%	1.00%

Expense limitation (as a percent
of average net assets) -
Institutional Class *	0.70%	1.00%	1.00%	0.85%	1.40%

Expense limitation (as a percent
of average net assets) -
Retail Class *	N/A	N/A	1.00%	N/A	N/A

Management fees earned	$ 128,379	$ 9,986	$ 575,336	$ 22,819	$ 1,054

Fees waived and expenses
reimbursed	$ 204,530	$ 79,444	$ 531,369	$ 97,244	$ 71,843

* Ratios are for the period June 1, 2009 through October 31, 2009.

For the period November 1, 2008 to May 31, 2009, the management fees, as a percentage of average net assets, were 0.75%, 0.85%, 0.95%, and 0.75% for the Large Cap Value, Mid Cap Value, Small Cap Value, and Market Over-Reaction Funds, respectively. For the period November 1, 2008 to May 31, 2009, the expense limitations, as a percentage of average net assets, were 1.30%, 1.40%, 1.25%, and 1.55% for the Large Cap Value, Mid Cap Value, Small Cap Value – Institutional Class, and Market Over-Reaction Funds, respectively. For the period November 1, 2008 to May 31, 2009, the expense limitation, as a percentage of average net assets, was 1.50% for the Small Cap Value Fund – Retail Class.

At October 31, 2009, the Advisor owed $42,114, $16,302, $22,596 and $14,736 to the Large Cap Value Fund, Mid Cap Value Fund, Market Over-Reaction Fund and International Value Fund, respectively. At October 31, 2009, the Advisor was owed $69,825 by the Small Cap Value Fund. A Trustee of the Trust and an officer of the Trust are owners and officers of the Advisor.

Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation then in place or at the limitation in place at the time of the waiver. At October 31, 2009, the amounts subject to recoupment are as follows:

Fund	Amount	Recoverable through October 31,

Large Cap Value Fund	$ 84,274	2010
	120,764	2011
	204,530	2012
Mid Cap Value Fund	108,890	2010
	135,425	2011
	79,444	2012
Small Cap Value Fund	6,070	2010
	6,610	2011
	531,369	2012
Market Over-Reaction Fund	78,484	2010
	135,507	2011
	97,244	2012
International Value Fund	10,695	2011
	71,843	2012

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 5.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended October 31, 2009, prior year waivers that were permanently waived and can no longer be recouped by the Advisor were $85,552 for the Large Cap Value Fund, $103,951 for the Mid Cap Value Fund and $102,492 for the Small Cap Value Fund. The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2009, fees for administrative services and reimbursement of out-of-pocket expenses and the amounts due Unified at October 31, 2009 were as follows:

	Large Cap	Mid Cap	Small Cap	Market	International
	Value	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund

Administration expenses	$ 122,357	$ 6,247	$ 560,033	$ 12,863	$ -

Reimbursement of out-of-pocket
expenses	$ 3,335	$ 924	$ 23,082	$ 1,035	$ -

Payable to Unified	$ 12,319	$ 1,009	$ 20,457	$ 2,390	$ 37

Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2009, the Custodian earned fees for custody services and was owed for those services at October 31, 2009:

	Large Cap	Mid Cap	Small Cap	Market	International
	Value	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund

Custodian expenses	$ 29,302	$ 4,071	$ 38,120	$ 16,995	$ 8,372

Payable to Custodian	$ 10,050	$ 458	$ 7,464	$ 3,757	$ 1,685

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2009. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

The Funds had adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that the Funds will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Funds in connection with the promotion and distribution of shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds and/or their Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Funds shares, for which the Funds pay the Advisor the 12b-1 fee described above. On June 1, 2009, the Large Cap Value, Mid Cap Value and Market Over-Reaction Funds re-designated their Retail Class shares as Institutional Class shares and the Plans were eliminated. For the period November 1, 2008 to May 31, 2009, the Advisor was entitled to fees of $9,238, $1,619, $68,306, and $885 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund – Retail Class, and Market Over-Reaction Fund, respectively, all of which the Advisor voluntarily waived. For the fiscal year ended October 31, 2009, the Advisor was entitled to fees of $263 from the International Value Fund, all of which the Advisor voluntarily waived. On June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 expenses for the Small Cap Value Fund - Retail Class. For the period June 1, 2009 through October 31, 2009, the Small Cap Value Fund - Retail Class accrued 12b-1 fees of $69,375, of which $60,075 was unpaid at October 31, 2009.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 5.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

During the fiscal year ended October 31, 2009, the Trust elected to change its allocation method of certain Trust-level expenses retroactive to October 1, 2008. The net effect of this change is that all Funds of the Trust, except the Small Cap Value Fund, now have received a credit for certain administration expenses in the fiscal year ended October 31, 2009.

NOTE 6.	INVESTMENTS TRANSACTIONS

For the fiscal year ended October 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Large Cap	Mid Cap	Small Cap	Market	International
	Value	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund
Purchases
U.S. Government	$ -	$ -	$ -	$ -	$ -
Obligations
Other	48,984,307	769,073	68,925,070	8,349,855	289,567
Sales
U.S. Government	$ -	$ -	$ -	$ -	$ -
Obligations
Other	7,960,230	1,483,933	49,134,066	3,035,740	260,565

At October 31, 2009, the cost and net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap	Mid Cap	Small Cap	Market	International
	Value	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund
Gross Appreciation	$ 3,925,673	$ 74,259	$ 11,351,757	$ 725,272	$ 9,565
Gross (Depreciation)	(656,943)	(116,962)	(4,384,103)	(74,821)	(1,651)

Net Appreciation
(Depreciation) on
Investments	$ 3,268,730	$ (42,703)	$ 6,967,654	$ 650,451	$ 7,914

Tax Cost	$ 48,722,618	$ 777,866	$ 81,416,937	$ 6,454,090	$ 161,465

NOTE 7.	REIMBURSEMENTS BY ADVISOR

During the fiscal year ended October 31, 2008, the Mid Cap Value Fund owned shares of Huntington Bancshares, Inc. Huntington Bancshares, Inc. is the parent company of the Fund’s Distributor, Custodian and Unified. After disposition of the stock, the Fund realized a loss of $22,140. This loss was reimbursed to the Mid Cap Value Fund by the Advisor.

NOTE 8.	ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 9.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2009, the following owned the Funds:

Large Cap Value Fund		Small Cap Value Fund - Retail Class
MFD Streetside Location*	85.78%	National Financial Services Co.*	43.97%
		Charles Schwab & Co.*	33.12%

Mid Cap Value Fund		Small Cap Value Fund - Institutional Class
Contrarian Services Corp.**	45.19%	Patterson & Co.*	61.21%
National Financial Services Co.*	31.46%	Minnesota Life Insurance Co.*	30.53%

Market Over-Reaction Fund		International Value Fund
Dreman Value Management, LLC**	71.31%	David N. Dreman**	85.85%
David N. Dreman**	28.15%

*shares held for the benefit of their customers
**David Dreman is the President of the Advisor and all are considered related parties to the Advisor

As a result of the beneficial ownership described above, MFD Streetside Location may be deemed to control the Large Cap Value Fund. Contrarian Services Corp., an affiliate of the Advisor, and National Financial Services Co. may be deemed to control the Mid Cap Value Fund. National Financial Services Co. and Charles Schwab & Co. may be deemed to control the Small Cap Value Fund - Retail Class, and Patterson & Co. and Minnesota Life Insurance Company may be deemed to control the Small Cap Value Fund - Institutional Class. David Dreman may be deemed to control the Market Over-Reaction Fund and International Value Fund.

NOTE 10.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 30, 2008, the Large Cap Value Fund paid an income distribution of $0.0922 per share to shareholders of record on December 29, 2008.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 was as follows:

Mid Cap Value Fund. On December 30, 2008, the Mid Cap Value Fund paid an income distribution of $0.1206 per share to shareholders of record on December 29, 2008.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 was as follows:

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 10.	DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Value Fund. On December 30, 2008, the Small Cap Value Fund paid an income distribution of $0.0577 per share and a long-term capital gain of $0.0641 to shareholders of record on December 29, 2008.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 was as follows:

Market Over-Reaction Fund. On December 30, 2008, the Market Over-Reaction Fund paid an income distribution of $0.0654 per share to shareholders of record on December 29, 2008.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 was as follows:

International Value Fund. The International Value Fund paid no distributions during the fiscal year ended October 31, 2009 and the period ended October 31, 2008.

As of October 31, 2009, the Funds’ most recent fiscal year-end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Large Cap	Mid Cap	Small Cap	Market	International
	Value	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary
income	$ 273,188	$ 15,404	$ 640,327	$ 79,087	$ 29,018
Capital loss carryforwards	(850,367)	(533,505)	(11,825,965)	(104,100)	-
Unrealized appreciation
(depreciation)	3,268,730	(42,703)	6,967,654	650,451	7,914

	$ 2,691,551	$ (560,804)	$ (4,217,984)	$ 625,438	$ 36,932

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of certain positions, including passive foreign investment companies.

Dreman Contrarian Funds

Notes to the Financial Statements – continued

October 31, 2009

NOTE 11.	CAPITAL LOSS CARRYFORWARD

At October 31, 2009, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available for offset against future taxable net capital gains, as follows:

	Amount	Expiring

Large Cap Value Fund	$ 195,323	2016
	655,044	2017
Mid Cap Value Fund	140,110	2016
	393,395	2017
Small Cap Value Fund	11,825,965	2017
Market Over-Reaction Fund	26,261	2016
	77,839	2017

The Market Over-Reaction Fund and International Value Fund utilized loss carryforwards of $303,768 and $525, respectively, during the fiscal year ended October 31, 2009.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 12.	SUBSEQUENT EVENTS

On November 23, 2009, the Large Cap Value, Mid Cap Value, and Market Over-Reaction Funds Class A and Class C shares commenced operations. Also, Class A shares of the Small Cap Value Fund commenced operations.

On December 30, 2009, the Funds paid distributions to shareholders of record on December 29, 2009.

		Per Share	Total Distribution

Large Cap Value Fund
Class A	Ordinary income	$ 0.0516	$ 3
Class C	Ordinary income	$ 0.0457	$ 3
Institutional Class	Ordinary income	$ 0.0534	$ 400,258

Mid Cap Value Fund
Class A	Ordinary income	$ 0.2619	$ 14
Class C	Ordinary income	$ 0.2555	$ 14
Institutional Class	Ordinary income	$ 0.2638	$ 21,573

Small Cap Value Fund
Class A	Ordinary income	$ 0.1353	$ 4
Retail Class	Ordinary income	$ 0.1303	$ 638,277
Institutional Class	Ordinary income	$ 0.1366	$ 131,277

Market Over-Reaction Fund
Class A	Ordinary income	$ 0.1279	$ 8
Class C	Ordinary income	$ 0.1222	$ 7
Institutional Class	Ordinary income	$ 0.1296	$ 116,388

International Value Fund
	Ordinary income	$ 0.3733	$ 4,470
	Short-term capital gain	$ 2.0502	$ 24,547

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Contrarian Funds, comprising the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Market Over-Reaction Fund (f.k.a. Dreman Quantitative Large Cap Value Fund) and Dreman Contrarian International Value Fund (the “Funds”) as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five years in the period then ended for Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, and Dreman Contrarian Small Cap Value Fund, for each of the three periods in the period then ended for Dreman Market Over-Reaction Fund and for each of the two periods in the period then ended for Dreman International Value Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dreman Contrarian Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2009

TRUSTEES AND OFFICERS– (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name (Age), Address*, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brian Bruce (Age 53) Independent Trustee, Since 2007

Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007). Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).

Robert B. Grossman, MD (Age 62) Independent Trustee, Since 2007	Orthopedic Surgeon in Private Practice.
Robert A. Miller, Ph.D. (Age 67) Independent Trustee, Since 2007

Independent Consultant with the Registry of College and University Presidents, currently Interim Senior Vice President for Administration at School of the Art Institute of Chicago (September 2009 to present);Previously, Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); President of Nazareth College in Rochester, New York (July 1998 until July 2005; Advisor, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004). Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

Principal Officers

Name (Age), Address*, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David N. Dreman (Age 73) Trustee Ex-Officio, Since 2007	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).
Clifton Hoover, Jr. (Age 52) Trustee and Secretary, Since 2007

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

John C. Swhear (Age 48) Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer, Since 2007

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President, Valued Advisors Trust (August 2008 to present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

William J. Murphy (Age 46) Treasurer and Chief Financial Officer, Since 2008	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Salvatore Faia (Age 46) Chief Compliance Officer, Since 2009	Chief Compliance Officer, Dreman Value Management, LLC (September 2009 to present); Founder, Vigilant Compliance Services, LLC (2004 to present); Previously, Attorney with PFPC, Inc. (2002 to 2004).

*The address for each trustee and officer is Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

**The Trust currently consists of 5 series.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission's website at www.sec.gov.

TRUSTEES

Brian R. Bruce

Robert B. Grossman

Robert A. Miller

OFFICERS

David N. Dreman, Trustee Ex-Officio

Clifton Hoover, Jr., Trustee and Secretary

John C. Swhear, Acting Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer

William J. Murphy, Treasurer and Chief Financial Officer

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Greenberg Traurig, LLP

2700 Two Commerce Square

2001 Market Street

Philadelphia, PA 19103

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)        A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2009	$ 47,500
FY 2008	$ 62,000

(b)	Audit-Related Fees
FY 2009	$0
FY 2008	$0
Nature of the fees:

(c)	Tax Fees
FY 2009	$ 12,500
FY 2008	$ 12,000
Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
FY 2009	$0
FY 2008	$0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$0
FY 2008	$ 0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of a filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dreman Contrarian Funds

By

*___ _/s/ John Swhear_______ _____________________

John Swhear, Acting Chief Executive Officer

Date	01/05/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___ _/s/ John Swhear_ ______________________

John Swhear, Acting Chief Executive Officer

Date	01/05/10

By

*___ __/s/ William Murphy__ _____________________ ___

William Murphy, Treasurer and Chief Financial Officer

Date	01/05/10